UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:       January 24, 2008
                      ----------------

                            Micropac Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         0-5109                 75-225149
----------------------------      -----------------------    -----------------
(State or other jurisdiction      (Commission File Number)     (IRS employer
       of incorporation)                                     Identification No.)


  905 East Walnut Street, Garland, Texas                        75040
  --------------------------------------                        -----
  Address of principal executive offices                    Zip Code


Registrant's telephone number, including area code:  (972) 272-3571
                                                     --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 23, 2008, Mr. Nadolsky announced his plan not to run for re-election as a Director and Chairman of the Board of Micropac Industries, Inc. (the "Company") due to health reasons. Mr. Nadolsky will continue to serve in such positions until the Company's next Annual Shareholder Meeting scheduled for March 7, 2008.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated 01/24/2008                                  MICROPAC INDUSTRIES, INC.
                                                  -------------------------
                                                       (Registrant)
                                                  By:
                                                      /s/ Patrick Cefalu
                                                      ------------------
                                                        (Signature)
                                                        Patrick Cefalu
                                                        Chief Financial Officer